UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 21, 2006
(Date of earliest event reported)

Inland American Real Estate Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51609	34-2019608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Form 8 K/A to include financial information regarding Dulles Executive Office Plaza that we acquired on July 25, 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(a)

Financial Statements

Index to Financial Statements

Page
Inland American Real Estate Trust, Inc.:

Consolidated Balance Sheets at June 30, 2006 (unaudited) and December 31, 2005	F-1

Consolidated Statements of Operations and Other Comprehensive Income for the three and six months ended June 30, 2006 and June 30, 2005 (unaudited)	F-3

Consolidated Statement of Stockholders Equity for the six months ended June 30, 2006 (unaudited)	F-5

Consolidated Statements of Cash Flows for the three and six months ended June 30, 2006 and June 30, 2005 (unaudited)	F-6

Notes to Consolidated Financial Statements at June 30, 2006 (unaudited)	F-8

Pro Forma Consolidated Balance Sheet at June 30, 2006 (unaudited)	F-25

Notes to Pro Forma Consolidated Balance Sheet at June 30, 2006 (unaudited)	F-27

Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2006 (unaudited)	F-29

Notes to Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2006 (unaudited)	F-31

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 (unaudited)	F-33

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 (unaudited)	F-35

Ahold Portfolio:

Independent Auditors' Report	F-38

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and three months ended March 31, 2006 (unaudited)	F-39

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and three months ended March 31, 2006 (unaudited)	F-40

Lincoln Mall:

Independent Auditors' Report	F-41

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and three months ended March 31, 2006 (unaudited)	F-42

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and three months ended March 31, 2006 (unaudited)	F-43

Southgate Apartments:

Independent Auditors' Report	F-44

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 (unaudited)	F-45

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 (unaudited)	F-46

Canfield Plaza:

Independent Auditors' Report	F-47

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 (unaudited)	F-48

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 (unaudited)	F-49

Shakopee Center:

Independent Auditors' Report	F-51

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 (unaudited)	F-52

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 (unaudited)	F-53

Dulles Executive Plaza I & II:

Independent Auditors' Report	F-55

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005	F-56

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005	F-57

Hilliard Marketplace:

Independent Auditors' Report	F-58

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005	F-59

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005	F-60

Bradley Portfolio:

Independent Auditors' Report	F-61

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005	F-62

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005	F-63

IDS Center:

Independent Auditors' Report	F-65

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005	F-66

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005	F-67

Buckhorn Plaza:

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and the period from August 1, 2005 (commencement of operations ) and December 31, 2005 (unaudited)

F-69

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and the period from August 1, 2005 (commencement of operations ) and December 31, 2005 (unaudited)

F-70

Fabyan Randall:

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005 (unaudited)	F-71

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and year ended December 31, 2005 (unaudited)	F-72

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer and Principal Accounting Officer
Date:	September 22, 2006

Inland American Real Estate Trust, Inc.

(A Maryland Corporation)

Consolidated Balance Sheets

(Dollar amounts in thousands)

Assets

	June 30, 2006	December 31, 2005
	(unaudited)	(audited)
Investment properties:
Land	$181,841	$101,144
Building and other improvements	931,968	609,362

	1,113,809	710,506
Less accumulated depreciation	(15,971)	(2,751)

Net investment properties	1,097,838	707,755

Cash and cash equivalents (including cash held by management company of $3,271 and $7,329 as of June 30, 2006 and December 31, 2005, respectively)	319,150	37,129
Restricted cash	14,720	8,626
Restricted escrows	23,775	30,708
Investments in marketable securities	128,283	28,614
Accounts and rents receivable	5,653	1,100
Due from related parties (Note 3)	-	451
Acquired in-place lease intangibles (net of accumulated amortization of $4,427 and $698 as of June 30, 2006 and December 31, 2005, respectively)	70,619	45,621
Acquired above market lease intangibles (net of accumulated amortization of $58 and $9 as of June 30, 2006 and December 31, 2005, respectively)	945	244
Loan fees and loan fee deposits (net of accumulated amortization of $179 and $9 as of June 30, 2006 and December 31, 2005, respectively)	8,123	3,535
Other assets	5,937	2,068

Total assets	$1,675,043	$865,851

The accompanying notes are an integral part of the consolidated financial statements.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
(continued)

(Dollar amounts in thousands)

Liabilities and Stockholders’ Equity

	June 30, 2006	December 31, 2005
Liabilities:	(unaudited)	(audited)
Mortgages and margins payable (Note 7)	$506,942	$227,654
Accounts payable	898	1,381
Accrued offering costs to related parties	1,100	292
Accrued offering costs to non-related parties	250	321
Accrued interest payable	911	862
Tenant improvement payable	726	789
Accrued real estate taxes	3,426	1,601
Distributions payable	2,779	315
Security deposits	979	669
Prepaid rental and recovery income and other liabilities	1,977	5,639
Advances from sponsor	-	3,081
Acquired below market lease intangibles (net of accumulated amortization of $372 and $34 as of June 30, 2006 and December 31, 2005, respectively)	14,456	3,059
Restricted cash liability	14,720	8,626
Other financings (Note 1)	47,762	-
Due to related parties (Note 3)	854	10,756
Deferred income tax liability (Note 9)	1,662	-

Total liabilities	599,442	265,045

Minority interest	553,450	515,721

Stockholders' equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	-	-
Common stock, $.001 par value, 1,460,000,000 shares authorized, 60,108,778 and 9,873,834 shares issued and outstanding as of June 30, 2006 and December 31, 2005, respectively	60	10
Additional paid in capital (net of offering costs of $65,868 and $13,147 as of June 30, 2006 and December 31, 2005, of which $38,039 and $7,663 was paid or accrued to affiliates as of June 30, 2006 and December 31, 2005, respectively)	535,934	86,410
Accumulated distributions in excess of net loss	(14,102)	(1,835)
Accumulated other comprehensive income	259	500

Total stockholders’ equity	522,151	85,085

Commitments and contingencies (Note 12)

Total liabilities and stockholders’ equity	$1,675,043	865,851

The accompanying notes are an integral part of the consolidated financial statements.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Operations and Other Comprehensive Income

(Dollar amounts in thousands, except per share amounts)

(unaudited)

	Three months	Three months	Six months	Six months
	ended	ended	Ended	ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Income:
Rental income	$18,207	$-	$34,022	$-
Tenant recovery income	2,784	-	4,658	-
Other property income	115	-	147	-
				-
Total income	21,106	-	38,827	-
Expenses:
General and administrative expenses to related parties	656		1,166	-
General and administrative expenses to non-related parties	606	23	1,350	68
Property operating expenses to related parties	804	-	1,480	-
Property operating expenses to non-related parties	1,612	-	2,688	-
Real estate taxes	1,879	-	2,954	-
Depreciation and amortization	9,129	-	16,949	-

Total expenses	14,686	23	26,587	68

Operating income (loss)	$6,420	$(23)	$12,240	(68)

Interest and dividend income	5,332	-	7,419	-
Other income (Note 8)	197	-	615	-
Interest expense	(5,420)	-	(9,248)	-
Realized gain on securities	401	-	622	-

Income (loss) before income taxes and minority interest	$6,930	$(23)	$11,648	$(68)

Income tax expense (Note 9)	(1,662)	-	(1,662)	-
Minority interest (Note 8)	(6,259)	-	(12,432)	-

Net income (loss) applicable to common shares	$(991)	$(23)	$(2,446)	(68)

The accompanying notes are an integral part of the consolidated financial statements.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Operations and Other Comprehensive Income

(Dollar amounts in thousands, except per share amounts)

(unaudited)

	Three months	Three months	Six months	Six months
	ended	ended	Ended	ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Other comprehensive income:
Unrealized loss on investment securities	(3,473)	-	(241)	-

Comprehensive (loss)	$(4,464)	$(23)	$(2,687)	$(68)
Net income (loss) available to common shareholders per common share, basic and diluted	$(.02)	$(1.15)	$(.07)	$(3.40)
Weighted average number of common shares outstanding, basic and diluted	45,930,663	20,000	32,781,021	20,000

The accompanying notes are an integral part of the consolidated financial statements.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statement of Stockholders’ Equity

For the six month period ended June 30, 2006

(Dollar amounts in thousands)

 (unaudited)

	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Loss	Accumulated Other Comprehensive Income	Total

Balance at December 31, 2005	9,873,834	10	86,410	(1,835)	500	85,085

Net loss	-	-	-	(2,446)	-	(2,446)
Unrealized gain (loss) on investment securities	-	-	-	-	(241)	(241)

Distributions declared	-	-	-	(9,821)	-	(9,821)
Proceeds from offering	49,743,508	50	497,469	-	-	497,519
Offering costs	-	-	(52,721)	-	-	(52,721)
Proceeds from distribution reinvestment program	491,436	-	4,669	-	-	4,669
Issuance of stock options and discounts on shares issued to affiliates	-	-	107	-	-	107

Balance at June 30, 2006	60,108,778	60	535,934	(14,102)	259	522,151

The accompanying notes are an integral part of the consolidated financial statements.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows

(Dollar amounts in thousands)

(unaudited)

	Six months ended	Six months ended
	June 30, 2006	June 30, 2005
	(unaudited)	(unaudited)
Cash flows from operations:
Net loss available to common shareholders	$(2,446)	$(68)
Adjustments to reconcile net loss available to common shareholders to net cash provided by (used in) operating activities:
Depreciation	13,220	-
Amortization	3,729	-
Amortization of loan fees	170	-
Amortization on acquired above market leases	49	-
Amortization on acquired below market leases	(338)	-
Straight-line rental income	(1,490)	-
Straight-line lease expense	33	-
Other income	(615)	-
Minority interests	12,432	-
Discount on shares issued to related parties	104	-
Realized gain on sale of marketable securities	(622)	-
Changes in assets and liabilities:
Accounts and rents receivable	(3,063)	-
Accounts payable	(484)	9
Accrued real estate taxes	1,218	-
Accrued interest payable	49	-
Prepaid rental and recovery income	(3,602)	-
Other liabilities	144	-
Deferred income tax liability	1,662
Security deposits	(3)	-
Other assets	(1,380)	-

Net cash flows provided by (used in) operating activities	18,767	(59)

Cash flows from investing activities:
Purchase of investment securities	(106,602)	-
Sale of investment securities	7,314	-
Restricted escrows	6,933	-
Rental income under master leases	40	-
Acquired in-place lease intangibles	(28,727)	-
Tenant improvement payable	(63)	-
Purchase of investment properties	(329,539)	-
Acquired above market leases	(750)	-
Acquired below market leases	11,735	-
Other assets	(2,111)	-
Net cash flows used in investing activities	(441,770)	-

The accompanying notes are an integral part of the consolidated financial statements.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows
(Dollar amounts in thousands)

(continued)

(unaudited)

	Six months ended	Six months ended
	June 30, 2006	June 30, 2005
	(unaudited)	(unaudited)
Cash flows from financing activities:
Proceeds from offering	497,519	-
Proceeds from the dividend reinvestment program	4,669	-
Payment of offering costs	(51,983)	(123)
Proceeds from mortgage debt	209,235	-
Proceeds from margin securities debt	44,933	-
Payment of loan fees and deposits	(4,758)	-
Distributions paid	(7,357)	-
Distributions paid - MB REIT preferred series A, B and C	(24,925)	-
Due from related parties	451	-
Due to related parties	196	-
Proceeds of issuance of preferred shares and common shares - MB REIT	40,125	-
Sponsor advances	(3,081)	200

Net cash flows provided by financing activities	705,024	77

Net increase in cash and cash equivalents	282,021	18
Cash and cash equivalents, at beginning of period	37,129	200

Cash and cash equivalents, at end of period	$319,150	$218

Supplemental disclosure of cash flow information:

Purchase of investment properties	403,342	-
Real estate tax liabilities assumed at acquisition	(608)	-
Security deposit liabilities assumed at acquisition	(313)	-
Assumption of mortgage debt	(25,120)	-
Other financings	(47,762)	-

	329,539	-

Cash paid for interest	$8,972	$-

Supplemental schedule of non-cash investing and financing activities:

Distributions payable	$2,779	$-

Accrued offering costs payable	$1,350	$224

The accompanying notes are an integral part of the consolidated financial statements.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

June 30, 2006

(unaudited)
(Dollar amounts in thousands, except per share amounts)

The accompanying Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") for interim financial information and with instructions to Form 10-Q and Article 10 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.  Readers of this Quarterly Report should refer to the audited consolidated financial statements of Inland American Real Estate Trust, Inc. for the year ended December 31, 2005, which are included in the Company's 2005 Annual Report on Form 10-K, as certain footnote disclosures contained in such audited consolidated financial statements have been omitted from this Report.  In the opinion of management, all adjustments (consisting or normal recurring accruals) necessary for a fair presentation have been included in this Quarterly Report.

(1)  Organization and Basis of Accounting

Inland American Real Estate Trust, Inc. (the "Company") was formed on October 4, 2004 (inception) to acquire and manage a diversified portfolio of commercial real estate, primarily retail properties and multi-family, office and industrial buildings, located in the United States and Canada.  The Business Management Agreement (the "Agreement") appoints Inland American Business Manager & Advisor, Inc. (the "Business Manager"), an affiliate of the Sponsor, to be the business manager to the Company.  On August 31, 2005, the Company commenced an initial public offering (the “Offering”) of up to 500,000,000 shares of common stock ("Shares") at $10.00 each and up to 40,000,000 shares at $9.50 each, which may be distributed pursuant to the Company's distribution reinvestment plan.

The Company qualified as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ended December 31, 2005.  So long as the Company qualifies for treatment as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes 90% of its REIT taxable income to its stockholders.  If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates.  Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

The accompanying Consolidated Financial Statements include the accounts of the Company, as well as all wholly owned subsidiaries and consolidated joint venture investments.  Wholly owned subsidiaries generally consist of limited liability companies (LLC's) and limited partnerships (LP's).  The effects of all significant intercompany transactions have been eliminated.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

The Company has ownership interests of 67 to 75% in LLC's which own nine shopping centers.  These entities are considered VIE's as defined in FIN 46(R) and the Company is considered the primary beneficiary of each LLC.  Therefore, these entities are consolidated by the Company.  The LLC agreements contain a put/call provision which grants the right to the outside owners and the Company to require the LLC's to redeem the ownership interests of the outside owners during future periods. These put/call agreements are embedded in the LLC agreement and are accounted for in accordance with EITF  00-04 "Majority Owner's Accounting for a Transaction in the Shares of a Consolidated Subsidiary and a Derivative Indexed to the Minority Interest in that Subsidiary."  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC's are treated as 100% owned subsidiaries by the Company with the amount due the outside owners reflected as a financing and included within other financings in the accompanying Consolidated Financial Statements.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.

The Company has an ownership interest in Minto Builders (Florida), Inc. ("MB REIT").  The Company has the direct ability to make major decisions for MB REIT and therefore this entity is consolidated by the Company and the outside ownership interests are reflected as minority interests in the accompanying Consolidated Financial Statements.

A put/call agreement that was entered into by us and MB REIT as a part of the MB REIT transaction on October 11, 2005 grants Minto (Delaware), LLC, referred to herein as MD, certain redemption rights.  The agreement is considered a free standing financial instrument and is accounted for pursuant to Statement of Financial Accounting Standard No. 150 “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("Statement 150") and Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Financial Instruments and Hedging Activities” (“Statement 133”).  Derivatives, whether designated in hedging relationships or not, are recorded on the balance sheet at fair value.  If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings.  This derivative was not designated as a hedge.

 (2)  Summary of Significant Accounting Policies

The accompanying Consolidated Financial Statements have been prepared in accordance with GAAP and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

Certain reclassifications were made to the 2005 financial statements to conform to the 2006 presentations.

In accordance with SFAS No. 144, the Company performs an analysis to identify impairment indicators to ensure that the investment property's carrying value does not exceed its fair value.  The valuation analysis performed by the Company is based upon many factors which require difficult, complex or subjective judgments to be made.  Such assumptions include projecting vacancy rates, rental rates, operating expenses, lease terms, tenant financial strength, economy, demographics, property location, capital expenditures and sales value among other assumptions to be made upon valuing each property.   This valuation is sensitive to the actual results of any of these uncertain factors, either individually or taken as a whole.  Based upon the Company's judgment, no impairment was warranted as of June 30, 2006.

The application of the SFAS Nos. 141 and 142 resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to real estate acquisitions during the six months ended June 30, 2006. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income and over the respective renewal period for below market lease costs with fixed rate renewals. Amortization pertaining to the above market lease costs of $49 was applied as a reduction to rental income for the six months ended June 30, 2006.  Amortization pertaining to the below market lease costs of $338 was applied as an increase to rental income for the six months ended June 30, 2006.

The portion of the purchase price allocated to acquired in-place lease intangibles is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to acquired in-place lease intangibles of $3,729 for the six months ended June 30, 2006.

The following table presents the amortization during the next five years related to the acquired in-place lease intangibles, acquired above market lease costs and the below market lease costs for properties owned at June 30, 2006.

Amortization of:	2006 (1)	2007	2008	2009	2010	Thereafter

Acquired above
market lease costs	$(105)	(211)	(178)	(114)	(92)	(245)

Acquired below
market lease costs	862	1,681	1,596	1,493	1,454	7,370

Net rental income
Increase	$757	1,470	1,418	1,379	1,362	7,125

Acquired in-place lease
Intangibles	$4,583	7,791	7,169	6,722	6,641	37,713

(1)

For the six month period from July 1, 2006 through December 31, 2006, taking into account the date of acquisition of the properties acquired as of June 30, 2006.

.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

Concentration of credit risk with respect to accounts receivable is limited due to the large number of tenants comprising the Company's rental revenue.  One tenant, SBC, accounted for 28% of consolidated rental revenues for the six months ended June 30, 2006.  This concentration of revenues by one tenant increases the Company's risk associated with nonpayment by this tenant.  In an effort to reduce risk, the Company performs ongoing credit evaluations of its larger tenants.

The estimated fair value of the Company's mortgage debt is $420,950 as of June 30, 2006. The Company estimates the fair value of its mortgages payable by discounting the future cash flows of each instrument at rates currently offered to the Company for similar debt instruments of comparable maturities by the Company's lenders. The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

The Company applies the fair value method of accounting as prescribed by SFAS No. 123(R), Share-Based Payment for its stock options granted.  Under this method, the Company reports the value of granted options as a charge against earnings ratably over the vesting period.

Income taxes for certain state and local taxes are accounted for under the asset and liability method.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in earnings in the period that includes the enactment date.

In March 2005, the FASB issued Interpretation No. 47 (“FIN 47”), “Accounting for Conditional Asset Retirement Obligations, which is an interpretation of FASB Statement No. 143.” FIN 47 refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. An entity is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value of the liability can be reasonably estimated. The fair value of a liability for the conditional asset retirement obligation should be recognized when incurred, generally upon acquisition, construction, or development and through the normal operation of the asset. This interpretation is effective no later than the end of fiscal years ending after December 31, 2005. FIN 47 did not have a material effect on the Company's consolidated financial statements.

In June 2005, the FASB ratified the EITF's consensus on Issue No. 04-5 “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights.” This consensus established the presumption that general partners in a limited partnership control that limited partnership regardless of the extent of the general partners' ownership interest in the limited partnership. The consensus further establishes that the rights of the limited partners can overcome the presumption of control by the general partners, if the limited partners have either (a) the substantive ability to dissolve (liquidate) the limited partnership or otherwise remove the general partners without cause or (b) substantive participating rights. Whether the presumption of control is overcome is a matter of judgment based on the facts and circumstances, for which the consensus provides additional guidance. This consensus is currently applicable to the Company for all partnerships. This consensus applies to limited partnerships or similar entities, such as limited liability companies that have governing provisions that are the functional equivalent of a limited partnership. The Company has evaluated the effect of this consensus and has concluded it does not have an impact on its consolidated financial statements

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

(3)  Transactions with Related Parties

As of June 30, 2006 and December 31, 2005, the Company had incurred $65,868 and $13,147 of Offering costs, respectively, of which $38,039 and $7,663 was paid or accrued to related parties. In accordance with the terms of the Offering, the business manager has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 4.5% of the gross proceeds of the offerings or gross offering proceeds or all organization and offering expenses (including selling commissions) which together exceed 15% of gross offering proceeds.  As of June 30, 2006 and December 31, 2005, offering costs did not exceed the 4.5% and 15% limitations.  The Company anticipates that these costs will not exceed these limitations upon completion of the Offering. Any excess amounts at the completion of the Offering will be reimbursed by the business manager.

The business manager and its related parties are entitled to reimbursement for salaries and expenses of employees of the business manager and its related parties relating to the Offering.  In addition, a related party of the business manager is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the Offering.  Such costs are offset against the stockholders' equity accounts. Such costs totaled $26,785 and $47,537 for the three and six months ended June 30, 2006, of which $1,100 was unpaid as of June 30, 2006.

The business manager and its related parties are entitled to reimbursement for general and administrative expenses of the business manager and its related parties relating to the Company's administration.  Such costs are included in general and administrative expenses to related parties, professional services to related parties, and acquisition cost expenses to related parties, in addition to costs that were capitalized pertaining to property acquisitions.  For the three and six months ended June 30, 2006, the Company incurred $866 and $1,585 of these costs, respectively, of which $604 remained unpaid as of June 30, 2006.

A related party of the business manager provides loan servicing to the Company for an annual fee.  Such costs are included in property operating expenses to related parties.  The agreement allows for annual fees totaling .03% of the first billion in mortgage balance outstanding and .01% of the remaining mortgage balance, payable monthly.  For the three and six months ended June 30, 2006, these fees totaled $10 and $12, respectively.  None remained unpaid as of June 30, 2006.

The Company pays a related party of the business manager .2% of the principal amount of each loan placed for the Company.  Such costs are capitalized as loan fees and amortized over the respective loan term.  For the three and six months ended June 30, 2006, the Company paid loan fees totaling $297 and $599, respectively, to this related party.  None remained unpaid as of June 30, 2006.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

After the Company's stockholders have received a non-cumulative, non-compounded return of five percent (5.0%) per annum on their “invested capital,” the Company will pay its business manager an annual business management fee of up to one percent (1.0%) of the “average invested assets,” payable quarterly in an amount equal to one-quarter of one percent (0.25%) of the average invested assets as of the last day of the immediately preceding quarter.  For these purposes, “invested capital” means the original issue price paid for the shares of the common stock reduced by prior distributions from the sale or financing of properties.  For these purposes, “average invested assets” means, for any period, the average of the aggregate book value of assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by real estate assets, including amounts invested in REITs and other real estate operating companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the period.  The Company will pay this fee for services provided or arranged by the business manager, such as managing day-to-day business operations, arranging for the ancillary services provided by other related parties and overseeing these services, administering bookkeeping and accounting functions, consulting with the board, overseeing  real estate assets and providing other services as the board deems appropriate.  This fee terminates if the Company acquires the business manager.  Separate and distinct from any business management fee, the Company also reimburses the business manager or any related party for all expenses that it, or any related party including the sponsor, pays or incurs on its behalf including the salaries and benefits of persons employed by the business manager or its related parties and performing services for the Company except for the salaries and benefits of persons who also serve as one of the executive officers or as an executive officer of the business manager.  For any year in which the Company qualifies as a REIT, its business manager must reimburse the Company for the amounts, if any, by which the total operating expenses paid during the previous fiscal year exceed the greater of: two percent (2.0%) of the average invested assets for that fiscal year; or twenty-five percent (25.0%) of net income for that fiscal year, subject to certain adjustments described herein.  For these purposes, items such as organization and offering expenses, property expenses, interest payments, taxes, non-cash charges, any incentive fees payable to the business manager and acquisition fees and expenses are excluded from the definition of total operating expenses.

The property manager, an entity owned principally by individuals who are related parties of the business manager, is entitled to receive property management fees totaling 4.5% of gross income, for management and leasing services.  The Company incurred and paid property management fees of $804 and $1,480 respectively and has been recorded in property operating expenses to related parties for the three and six months ended June 30, 2006.  None remained unpaid as of June 30, 2006.

The Company has entered into a fee arrangement with Inland Western Retail Real Estate Trust, Inc., ("Inland Western") whereby Inland Western is paid for guarantying customary non-recourse carve out provisions of the Company’s financings until such time as the Company reaches a net worth of $300,000 and the lender releases the guaranty.  The fee arrangement calls for a fee of $50 annually for loans equal to and in excess of $50,000 and $25 annually for loans less than $50,000.  The Company incurred fees totaling $47 and $99, respectively, for the three and six months ended June 30, 2006.  All fees had been paid to Inland Western as of June 30, 2006.  Inland Western has invested $264,003 and $224,003 in MB REIT in series C preferred shares as of June 30, 2006 and December 31, 2005, respectively.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

The Company established a discount stock purchase policy for related parties and related parties of the business manager that enables the related parties to purchase shares of common stock at either $8.95 or $9.50 a share depending on when the shares are purchased.  The Company sold 49,228 and 110,808 shares to related parties and recognized an expense related to these discounts of $40 and $104, respectively, for the three and six months ended June 30, 2006.

The Company retains a related party of the business manager to manage the Company's portfolio of marketable securities.  The Company incurred fees to this entity totaling $211 and $308, respectively, during the three and six months ended June 30, 2006 of which $78 was unpaid as of June 30, 2006.

As of June 30, 2006 the Company was repaid funds from related parties in the amount of $451 which was due from related parties for costs paid by the Company on their behalf.

As of June 30, 2006, the Company owed funds in the amount of $250 to Inland Retail Real Estate Trust, Inc. for costs paid on the Company's behalf relating to the acquisition of investment property.  The Company intends on paying this amount during the third quarter of 2006.

(4)  Investment Securities

Investment in securities of $128,283 and $28,614 at June 30, 2006 and December 31, 2005, respectively, consists of preferred and common stock investments which are classified as available-for-sale securities and recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of comprehensive income until realized. Of the investment securities held on June 30, 2006 and December 31, 2005, the Company has accumulated other comprehensive income of $259 and $500, respectively. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. During the three and six months ended June 30, 2006 the Company realized a gain of $401 and $622, respectively, on the sale of shares. Dividend income is recognized when earned. During the three and six months ended June 30, 2006 dividend income of $1,795 and $2,540, respectively, was recognized and is included in interest and dividend income on the Consolidated Statement of Operations.

The Company has purchased a portion of its investment securities through a margin account. As of June 30, 2006, and December 31, 2005, the Company has recorded a payable of $59,030 and $14,097, respectively, for securities purchased on margin. This debt bears variable interest rates ranging between the London InterBank Offered Rate ("LIBOR") plus 25 basis points and LIBOR plus 50 basis points. At June 30, 2006, these rates were equal to a range between 5.59% and 5.84%. Interest expense in the amount of $606 and $789 is recognized in interest expense on the Consolidated Statement of Operations for the three and six months ended June 30, 2006, respectively.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

(5)  Stock Option Plan

The Company has adopted an Independent Director Stock Option Plan (the "Plan") which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following their becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders as determined under the Plan. During the three and six months ended June 30, 2006 the Company issued the 2,500 and 17,500 options to its independent directors, respectively.  As of June 30, 2006 there were a total of 17,500 options issued, of which none had been exercised or expired. The per share weighted average fair value of options granted was $.44 on the date of the grant using the Black Scholes option-pricing model.   During the three and six months ended June 30, 2006 the Company recorded $2 and $3, respectively, of expense related to stock options.

(6) Leases

Master Lease Agreements

In conjunction with certain acquisitions, the Company received payments under master lease agreements pertaining to certain non-revenue producing spaces at the time of purchase, for periods ranging from three months to three years after the date of purchase or until the spaces are leased.  As these payments are received, they are recorded as a reduction in the purchase price of the respective property rather than as rental income.  The amount of such payments received for the three and six months ended June 30, 2006 was $33 and $40, respectively.

Operating Leases

Minimum lease payments to be received under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

	Minimum Lease
	Payments
2006	$73,004	*
2007	81,314
2008	80,052
2009	77,995
2010	74,534
Thereafter	583,415
Total	$970,314

*  For the twelve month period from January 1, 2006 through December 31, 2006, taking into account the date of acquisition of the properties acquired as of June 30, 2006.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

Ground Leases

The Company leases land under noncancelable operating leases at certain of the properties expiring in various years from 2020 to 2084.  For the three and six months ended June 30, 2006, ground lease rent was $53 and $107, respectively.  Minimum future rental payments to be paid under the ground leases are as follows:

	Minimum Lease
	Payments
2006	$150	*
2007	153
2008	154
2009	155
2010	156
Thereafter	11,969
Total	$12,737

*  For the twelve month period from January 1, 2006 through December 31, 2006, taking into account the date of acquisition of the properties acquired as of June 30, 2006.

(7) Mortgages and Margins Payable

Mortgage loans outstanding as of June 30, 2006, and December 31, 2005, were $447,912 and $213,557, respectively, and had a weighted average interest rate of 5.08% and 4.99%, respectively.  All of the loans have fixed interest rates ranging from 4.88% to 6.01%.  Properties with a net carrying value of $737,687 and $342,821 at June 30, 2006, and December 31, 2005, respectively, and related tenant leases are pledged as collateral. As of June 30, 2006, scheduled maturities for the Company's outstanding mortgage indebtedness had various due dates through December 2035.

Some of the mortgage loans require compliance with certain covenants, such as debt service ratios, investment restrictions and distribution limitations.  As of June 30, 2006, the Company was in compliance with such covenants.

	2006	2007	2008	2009	2010	Thereafter

Maturing debt:
Fixed rate debt	-	-	-	-	-	$447,912

The company has purchased a portion of its investment securities through margin accounts.  As of June 30, 2006, and December 31, 2005, the Company has recorded a payable of $59,030 and $14,097, respectively, for securities purchased on margin.  This debt bears variable interest rates ranging between the London InterBank Offered Rate ("LIBOR") plus 25 basis points and LIBOR plus 50 basis points.  At June 30, 2006, these rates were equal to a range between 5.59% and 5.84%

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

(8)  Minority Interest

As a holder of common stock of MB REIT, the Company is entitled to receive distributions, paid on a monthly basis (or otherwise as declared by the Board of Directors or a committee of the Board of Directors authorized to declare dividends) from available cash, after dividends have been paid on any outstanding preferred stock including any accrued and unpaid dividends. The series A preferred stock entitles the holder to receive dividends, payable on a quarterly basis, equal to 3.5% of the face amount of the series A preferred stock.  As of June 30, 2006, the Company has purchased shares in MB REIT for a total investment of $200,002.

MB REIT's articles of incorporation do not permit, at any time, the ratio of the outstanding principal amounts of borrowings plus the outstanding series A preferred shares value to the fair market value of the total assets of MB REIT to be greater than 55%.  This limit is more restrictive than the policy promulgated by our board of directors to limit total debt to 55% of total capital.  In particular, total assets are defined in MB REIT's articles of incorporation to mean as of any date, the undepreciated real estate assets (excluding cash) of MB REIT and its subsidiaries and total borrowings include the series A preferred stock. The debt covenant ratio is performed at the end of the most recent calendar quarter.  In calculating compliance with this covenant, the series A preferred shareholders agreed to exclude the series A preferred shares from the total of MB REIT's outstanding borrowings and to include MB REIT's cash and the Company’s cash (including marketable securities) to the extent not committed and available for investment in common stock in MB REIT as part of its total assets for purposes of calculating compliance with the debt covenant ratio.  As of June 30 2006, the debt ratio was 26% based on the exclusion of the series A preferred shares from the total of MB REIT's outstanding borrowings and including MB REIT's cash as part of its total assets.  As of June 30, 2006, the debt ratio was 61% without this change in the calculation.

Pursuant to the terms of a put/call agreement entered into with MD, the Company may be required to redeem MD's interest in the MB REIT.  Under SFAS 150 and SFAS 133 the put/call arrangements are considered free standing derivative instruments.  The assets or liabilities under these puts and calls are marked to market every quarter with changes in the value recorded in other expense in the consolidated statements of operations.  The value of the put/call arrangements was an asset of $378 and a liability of ($237) as of June 30, 2006 and December 31, 2005, respectively, resulting in unrealized gains on derivative instruments of $197 and $615, respectively, included in other income for the three and six months ended June 30, 2006.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

The following tables present condensed financial information for MB REIT as of June 30, 2006 and December 31, 2005, and for the three and six months ended June 30, 2006.

	June 30, 2006	December 31, 2005
Assets
Real estate, net	$959,820	707,579
Cash and cash equivalents	67,413	10,805
Other assets	104,556	81,203

Total assets	$1,131,789	799,587

Liability and stockholders' equity:
Mortgage notes payable	362,859	213,557
Other liabilities	25,395	23,672
Stockholders' equity	743,535	562,358

Total liabilities and stockholders' equity	$1,131,789	799,587

	For the three months ended June 30, 2006	For the six months ended June 30, 2006
Total income	$21,529	39,755
Other expenses	6,324	9,259
Interest expense	4,221	7,654
Depreciation and amortization	8,706	16,411

Net income	$2,278	6,431

The minority interest represents outside interests in MB REIT and is comprised of:

For the three months ended June 30, 2006.

	Capital		Income
	Contributions	Distributions	Allocation	Total

Series A preferred stock (1)	$264,132	$(2,311)	$2,311	$264,132
Series B preferred stock (2)	125	(4)	4	125
Series C preferred stock (3)	264,003	(4,608)	4,608	264,003
Common stock (4)	26,228	(374)	(664)	25,190

	$554,488	$(7,297)	$6,259	$553,450

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

For the six months ended June 30, 2006.

	Capital		Income
	Contributions	Distributions	Allocation	Total

Series A preferred stock (1)	$264,132	$(4,622)	$4,622	$264,132
Series B preferred stock(2)	125	(8)	8	125
Series C preferred stock(3)	264,003	(9,151)	9,151	264,003
Common stock (4)	27,585	(1,046)	(1,349)	25,190

	$555,845	$(14,827)	$12,432	$553,450

(1)

owned by Minto Delaware, Inc.

(2)

owned by third party investors.

(3)

owned by Inland Western Retail Real Estate Trust, Inc.

(4)

owned by Minto Delaware, Inc.

Allocations of profit and loss are made first to series A, B, and C preferred shareholders to equal their distributions and then to the common shareholders in accordance with their ownership interest.  The income allocation for the common shareholders for the three and six months ended June 30, 2006 was based on the average ownership percentages of the shareholders during the period of 85% and 80% for Inland American and 15% and 20% for MD, respectively.  As of June 30, 2006, Inland American and MD's effective ownership interest of the common stock was 87% and 13%, respectively.

(9) Income Taxes

In the second quarter of 2006, the state of Texas enacted new tax legislation.  This legislation restructures the state business tax in Texas by replacing the taxable capital and earned surplus components of the current franchise tax with a new “margin tax,” which for financial reporting purposes is considered an income tax.  As such, the Company has recorded a net deferred tax liability and deferred income tax expense related to temporary differences of $1,662 as of June 30, 2006.

The temporary differences that give rise to the net deferred tax liability at June 30, 2006 consist of the following:

Gain on sales of real estate
(1031 tax free exchange for tax)	$1,698
Depreciation	(41)
Straight-line rents	11
Others	(6)

Total cumulative temporary differences	$$1,662

The Company has estimated its deferred income tax expense tax using the effective Texas margin tax rate of 1%.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

(10)  Segment Reporting

The Company has four business segments: Office, Retail, Industrial and Multi-family.  The Company evaluates segment performance primarily based on net property operations.  Net property operations of the segments does not include interest expense or depreciation and amortization, general and administrative expenses, interest and other investment income from corporate investments.  The following table summarizes net property operations income by segment for the three and six months ended June 30, 2006.

For the three months ended June 30, 2006

	Total	Office	Retail	Industrial	Multi-Family
Property rentals	$17,208	$6,842	$9,506	$405	$455
Straight-line rents	803	404	378	21	-
Amortization of acquired above and below market leases, net	196	(9)	205	-	-
Total rentals	$18,207	$7,237	$10,089	$426	$455

Tenant recoveries	2,784	113	2,600	71	-
Other income	115	8	45	-	62
Total revenues	$21,106	$7,358	$12,734	$497	$517

Operating expenses	4,295	464	3,545	93	193

Net property operations	16,811	6,894	9,189	404	324

Depreciation and amortization	(9,129)
General and administrative	(1,262)
Interest and other investment income	5,733
Interest expense	(5,420)
Income tax expense	(1,662)
Other income	197
Minority interest	(6,259)

Net loss	$(991)

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

For the six months ended June 30, 2006.

	Total	Office	Retail	Industrial	Multi-Family

Property rentals	$32,243	$13,661	$17,239	$714	$629
Straight-line rents	1,490	791	661	38	-
Amortization of acquired above and below market leases, net	289	(19)	308	-	-
Total rentals	$34,022	$14,433	$18,208	$752	$629

Tenant recoveries	4,658	154	4,430	74	-
Other income	147	8	75	-	64
Total revenues	$38,827	$14,595	$22,713	$826	$693

Operating expenses	7,122	857	5,924	112	229

Net property operations	31,705	13,738	16,789	714	464

Depreciation and amortization	(16,949)
General and administrative	(2,516)
Interest and other investment income	8,041
Interest expense	(9,248)
Income tax expense	(1,662)
Other income	615
Minority interest	(12,432)

Net loss	$(2,446)

Balance Sheet Data:
Real estate, net	$1,097,838	$370,495	$687,370	$22,092	$17,881

The Company does not derive any of its consolidated revenue from foreign countries and has one major tenant, SBC, which individually accounted for 28% of the Company's consolidated rental revenues for the six months ended June 30, 2006.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

(11)  Earnings (loss) per Share

Basic earnings (loss) per share ("EPS") are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period (the "common shares").  Diluted EPS is computed by dividing net income (loss) by the common shares plus shares issuable upon exercising options or other contracts. As a result of the net loss incurred for the three and six months ended June 30, 2006 and 2005, respectively, diluted weighted average shares outstanding do not give effect to common stock equivalents as to do so would be anti-dilutive.

The basic and diluted weighted average number of common shares outstanding was 45,930,663 and 32,781,021 for the three and six months ended June 30, 2006.

(12)  Commitments and Contingencies

The Company has closed several properties which have earnout components, meaning the Company did not pay for portions of these properties that were not rent producing.  The Company is obligated, under certain agreements, to pay for those portions when the tenant moves into its space and begins to pay rent.  The earnout payments are based on a predetermined formula. Each earnout agreement has a time limit regarding the obligation to pay any additional monies.  If at the end of the time period allowed certain space has not been leased and occupied, the Company will own that space without any further obligation. Based on pro forma leasing rates, the Company may pay as much as $23,774 in the future, as vacant space covered by earnout agreements is occupied and becomes rent producing.

The Company entered into an interest rate lock agreement on December 27, 2005 with a lender to secure an interest rate on mortgage debt on properties the Company currently owns or will purchase in the future. The Company has deposited $2,000 to lock this rate.  The deposit is applied as credits to the mortgage funding as they occur.  The agreement locked the interest rate at 5.321% on $100,000 in principal.

As of June 30, 2006, Inland American is required to purchase the remaining shares of MB REIT worth approximately $972,000 by December 31, 2006.  In addition, MB REIT is obligated to repurchase the series C preferred in the amount of $264,000 by December 31, 2006.

(13)  Subsequent Events

The Company paid distributions of $2,779 to our stockholders in July 2006.

The Company issued 12,345,106 shares of common stock from July 1, 2006 through August 4, 2006, resulting in a total of 72,453,884 shares of common stock outstanding. As of August 4, 2006, subscriptions for a total of 71,769,094 shares were received resulting in total gross offering proceeds of $717,691 and an additional 684,790 shares were issued pursuant to the DRP for $6,506 of additional gross proceeds.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

The Company has acquired the following properties during the period July 1 to August 4, 2006.  The respective acquisitions are summarized in the table below.

Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

7/11/2006	The Market at Hilliard	2003	19,297	107,544	Michaels Bed Bath & Beyond Office Max Old Navy

7/21/2006	Eldridge Lakes Town Center	2004	16,634	54,980	Walgreens Dollar Hut Pizza Factory

7/21/2006	Spring Town Center	2004	16,969	40,571	Walgreens Bank of America

7/21/2006	CyFair Town Center	2003	15,986	51,592	LaMaria Mexican Restaurant

7/25/2006	Dulles Executive Office Plaza	2000	123,957	379,596	Lockheed Martin Cisco Systems

The Company is obligated under earnout agreements to pay additional funds after certain tenants move into the vacant space and begins paying rent.  During the period from July 1 to August 4, 2006, the Company funded earnouts totaling $421 at one (1) of the existing properties.

The mortgage debt financings obtained from the period July 1 to August 4, 2006, are detailed in the list below.

Date Funded	Mortgage Payable	Annual Interest Rate	Maturity Date	Principal Borrowed ($)

7/21/2006	CyFair Town Center	4.83%	12/2014	5,673

7/21/2006	Eldridge Lakes Town Center	4.88%	12/2014	7,504

7/21/2006	Spring Town Center	4.87%	01/2015	7,629

In July 2006, MB REIT paid distributions to series C preferred stockholders of $1,570 and paid distributions of $750 to common stockholders.

Inland American purchased 97,963 shares of the special voting stock of MB REIT in the amount of $125,000 in July 2006.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Consolidated Financial Statements
(continued)

(unaudited)
(Dollar amounts in thousands, except per share amounts)

June 30, 2006

The Company entered into an interest rate lock agreement on July 31, 2006 with two lenders to secure an interest rate on mortgage debt on properties the Company currently owns or will purchase in the future. The Company has deposited $1,000 and $600 to lock these rates, respectively.  The deposits are applied as credits to the mortgage funding as they occur.  The agreements locked the interest rates with these lenders at 5.853% on $50 million and 5.765% on $30 million, respectively.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2006
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties had occurred on June 30, 2006.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2006, nor does it purport to represent our future financial position. Pro forma adjustments have been made for The Market at Hilliard, Eldridge Lakes, Spring Town Center, CyFair Town Center, Dulles, IDS Building, Sherman Town Center, Buckhorn Plaza, the Bradley Portfolio and Eagle’s Landing.  The Company considers Eagle's Landing and the Bradley Portfolio to be probable under rule 3-14 of Regulation S-X.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2006
(unaudited)
(Dollar amounts in thousands, except per share amounts)

	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets
Net investment properties (B)	$1,097,838	962,487	2,060,325
Cash and cash equivalents	319,150	(251,212)	67,938
Restricted cash	14,720	-	14,720
Restricted escrows	23,775	(696)	23,079
Investment in marketable securities	128,283	-	128,283
Accounts and rents receivable	5,653	-	5,653
Due from related parties	-	-	-
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization) (B) (D)	70,619	83,741	154,360
Acquired above market lease intangibles (net of accumulated amortization) (B) (D)	945	1,700	2,645
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization)	8,123	508	8,631
Other assets (F)	5,937	(681)	5,256

Total assets	$1,675,043	795,847	2,470,890

Liabilities and Stockholders’ Equity
Mortgages and notes payable (B)	506,942	607,579	1,114,521
Accounts payable	898	-	898
Accrued offering costs	1,350	-	1,350
Accrued interest payable	911	-	911
Tenant improvement payable	726	-	726
Accrued real estate taxes	3,426	-	3,426
Distributions payable	2,779	-	2,779
Security deposits	979	-	979
Prepaid rental income and recovery income	1,977	-	1,977
Advances from sponsor	-	-	-
Acquired below market lease intangibles (net of accumulated amortization) (B) (D)	14,456	1,155	15,611
Restricted cash liability	14,720	-	14,720
Other financings (G)	47,762	-	47,762
Due to related parties	854	-	854
Deferred income tax	1,662	-	1,662

Total liabilities	599,442	608,734	1,208,176

Minority interests	553,450	-	553,450

Common stock (C)	60	21	81
Additional paid-in capital (net of offering costs for pro forma) (C)	535,934	187,092	723,026
Accumulated distributions in excess of net income (E)	(14,102)	-	(14,102)
Accumulated other comprehensive income	259	-	259

Total stockholders’ equity	522,151	187,113	709,264

Total liabilities and stockholders’ equity	$1,675,043	795,847	2,470,890

See accompanying notes to pro forma consolidated balance sheet.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
June 30, 2006
(unaudited)
(Dollar amounts in thousands, except per share amounts)

(A)

The historical column represents the Company’s Consolidated Balance Sheet as of June 30, 2006 as filed with the Securities Exchange Commission on Form 10-Q.

(B)

The pro forma adjustments reflect the acquisition of the following properties by the Company and its consolidated joint ventures. MB REIT is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages obtained from a third party.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

	Acquisition	Mortgage
	Price	Payable
Purchases
The Market at Hilliard	$19,297	$-
Eldridge Lakes Town Center	16,634	7,504
Spring Town Center	16,098	7,629
CyFair Town Center	15,986	5,673
Dulles Executive Office Plaza I & II	123,957	68,750
IDS	277,932	161,000
Sherman Town Center	60,056	38,449
Buckhorn Plaza	13,508	-
Bradley Portfolio	492,910	277,164
Plaza at Eagle's Landing	9,700	-
Willis - earnout	421	-
Friendswood - earnout	275	-
Canfield	-	7,575
Lincoln Mall	-	33,835

Total	$1,046,774	$607,579

Allocation of net investments in properties:

Land	$209,216
Building and improvements	753,272
Acquired in-place lease intangibles and customer relationship value	83,741
Acquired above market lease intangibles	1,700
Acquired below market lease intangibles	(1,155)
Total	$1,046,774

(C)

Additional offering proceeds of $209,478, net of additional offering costs of $22,365 are reflected as received as of June 30, 2006, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of September 6, 2006. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(D)

Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant as well as the value associated with customer relationships.  The value of the acquired leases and customer relationship values will be amortized over the lease term.

(E)

No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
June 30, 2006
(unaudited)
(Dollar amounts in thousands, except per share amounts)

(F)

Change in Other assets of $(681) represents advance purchase deposits applied to the purchase price of properties purchased as described in (B).

(G)

IARETI has ownership interests in LLC's which own the eight shopping centers in the Ahold Portfolio and Stop N Shop Hyde Park.  These entities are considered VIE's and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC's are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2006
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2005 or the date significant operations commenced. Pro Forma adjustments have been made for the Market at Hilliard, Eldridge Lakes, Spring Town Center, CyFair Town Center, Dulles, IDS Building, Sherman Town Center, Buckhorn Plaza and the Bradley Portfolio and for properties purchased during the first and second quarter of 2006.  The Company considers the Bradley Portfolio as probable under Rule 3-14 of Regulation S-X.  No pro forma adjustments were made for Eagle’s Landing or Brooks Corner as the properties were completed in 2006 and there were no significant operations prior to the Company's acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2006, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (D)	$34,022	44,591	78,613
Tenant recovery income	4,658	15,740	20,398
Other property income	147	-	147

Total income	38,827	60,331	99,158

General and administrative expenses	2,516	-	2,516
Advisor asset management fee (C)	-	-	-
Property operating expenses (F)	4,168	18,588	22,756
Real estate taxes	2,954	-	2,954
Depreciation and amortization (D)	16,949	21,283	38,232

Total expenses	26,587	39,871	66,458

Operating income	12,240	20,460	32,700

Interest and dividend income	7,419	-	7,419
Other income	615	-	615
Interest expense (G), (H)	(9,248)	(19,980)	(29,228)
Realized gain on securities	622	-	622

Net income (loss) before income tax and minority interest	$11,648	480	12,128

Income tax expense	(1,662)	-	(1,662)
Minority interest (I)	(12,432)	(1,166)	(13,598)

Net income (loss) applicable to common shareholders	$(2,446)	(686)	(3,132)

Weighted average number of shares of common stock outstanding, basic and diluted (E)	32,781,021		46,022,892

Net loss per share, basic and diluted (E)	(0.07)		(0.07)

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2006
(unaudited)

(A)

The historical information represents the consolidated historical statement of operations of the Company for the six months ended June 30, 2006 as filed with the Securities Exchange Commission.

(B)

Total pro forma adjustments for acquisitions consummated as of September 6, 2006 are as though the properties were acquired January 1, 2005. No pro forma adjustments were made for Eagle’s Landing or Brooks Corner as the properties were completed in 2006 and there were no significant operations prior to the Company's acquisition.

Unaudited combined gross income and direct operating expenses from January 1, 2005 through the date of acquisition based on information provided by the Seller for the following properties:

Hyde Park Stop N Shop	Ahold Portfolio	CyFair Town Center	Fabyan Randall
Lakewood Mall	Lincoln Mall	The Market at Hilliard
Monadnock Marketplace	Southgate Apartments	Dulles
Thermo Process Facilities	Sherman Town Center	Buckhorn Plaza
Canfield Plaza	Spring Town Center	IDS Building
Shakopee Center	Eldridge Lakes	Bradley Portfolio

(C)

The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

(D)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(E)

The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 2006 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Sponsor in connection with our organization.

(F)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

(G)

IARETI has ownership interests in LLC's which own the eight shopping centers in the Ahold Portfolio and Stop N Shop Hyde Park.  These entities are considered VIE's and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC's are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the six months ended June 30, 2006, the Interest expense included other financing interest expense of $1,034.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the three months ended June 30, 2006
(unaudited)

(H)

The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date

Sherman Town Center	38,449	4.9500%	07/01/2014
Spring Town	7,629	4.8700%	01/01/2015
Eldridge Lakes	7,504	4.8800%	12/01/2014
CyFair Town Center	5,673	4.8300%	12/01/2014
Hyde Park Stop N Shop	8,100	5.2450%	02/01/2013
Lakewood Mall	11,715	6.0100%	04/01/2024
Monadnock Marketplace	26,785	4.8800%	03/01/2013
Thermo Process Facility	8,201	5.2400%	03/11/2031
Southgate Apartments	10,725	5.4130%	05/01/2016
Shakopee Center	8,800	5.3000%	07/01/2011
Ahold Portfolio 1	41,456	5.1400%	08/11/2011
Ahold Portfolio 2	35,497	5.1700%	08/01/2013
Canfield Plaza	7,575	5.2200%	09/01/2013
Fabyan Randall	13,400	5.3750%	11/01/2013
Dulles	68,750	5.8510%	09/01/2016
IDS Building	161,000	5.0000%	01/10/2010
Bradley Portfolio (1)	227,430	6.1130%	11/01/2016
Bradley Portfolio (2)	10,500	5.6627%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
Lincoln Mall	33,835	5.0000%	09/01/2013

(I)

Minority interests represents outside interests in MB REIT and is calculated as follows:

Income
Allocation

Series A preferred stock	4,622
Series B preferred stock	8
Series C preferred stock	9,240
Common stock owned by MD	(272)

Pro Forma Balance	13,598

Allocations of profit and loss are made first to series A, B and C preferred shareholders to equal their distributions and then to common shareholders in accordance with their ownership interest.

Pro forma adjustments to Minority interests represent adjustments for both audited and unaudited properties.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2005
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2005 or the date significant operations commenced. Pro Forma adjustments have been made for the Market at Hilliard, Eldridge Lakes, Spring Town Center, CyFair Town Center, Dulles, IDS Building, Sherman Town Center, Buckhorn Plaza and the Bradley Portfolio and for properties purchased in the first and second quarter of 2006 and during 2005.  The Company considers the Bradley Portfolio as probable under Rule 3-14 of Regulation S-X.  No pro forma adjustments were made for McKesson Distribution Center, Brooks Corner or Eagle’s Landing as the properties were completed in 2005 and 2006 and there were no significant operations prior to the Company's acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2005, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2005 (unaudited)
(Amounts in thousands, except per share amounts)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income (E)	$6,152	81,593	57,314	145,059
Tenant recovery income	509	25,613	8,822	34,944
Other property income	8	-	-	8

Total income	6,669	107,206	66,136	180,011

General and administrative expenses	1,267			1,267
Advisor asset management fee (D)	-	-	-	-
Property operating expenses (G)	625	32,449	13,213	46,287
Real estate taxes	361	-	-	361
Depreciation and amortization (E)	3,459	39,374	33,475	76,308

Total expenses	5,712	71,823	46,688	124,223

Operating income	957	35,383	19,448	55,788

Interest and dividend income	1,740	-	-	1,740
Other income	1	-	-	1
Interest expense (H) (I)	(1,412)	(37,805)	(17,773)	(56,990)
Other expense	(237)	-	-	(237)
Minority interests (J)	(2,422)		(23,124)	(25,546)

Net income (loss)	$(1,373)	(2,422)	(21,449)	(25,244)

Weighted average number of shares of common stock outstanding, basic and diluted (F)	884,058			46,022,892

Net loss per share, basic and diluted (F)	(1.55)			(0.55)

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2005
(unaudited)

(A)

The historical information represents the consolidated historical statement of operations of the Company for the year ended December 31, 2005 as filed with the Securities Exchange Commission.

(B)

Total pro forma adjustments for acquisitions consummated as of September 6, 2006 by the Company and its consolidated joint ventures are as though the properties were acquired January 1, 2005.

Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Southgate Apartments	The Market at Hilliard
Canfield Plaza	Dulles
Shakopee Shopping Center	IDS Building
Ahold Portfolio	Bradley Portfolio
Lincoln Mall

(C)

Total pro forma adjustments for acquisitions consummated as of September 6, 2006 are as though the properties were acquired January 1, 2005. No pro forma adjustments were made for McKesson Distribution Center, Brooks Corner or Eagle’s Landing as the properties were completed in 2005 and 2006 and there were no significant operations prior to the Company's acquisition.

Unaudited combined gross income and direct operating expenses from January 1, 2005 through December 31, 2005 based on information provided by the Seller for the following properties:

SBC Center	New Quest Portfolio	Triangle Mall
Bridgeside Point	Paradise Shops of Largo	Monadnock Marketplace
Hyde Park Stop N Shop	Lakeview Technology Center I	Thermo Process Facilities
Lakewood Mall	Buckhorn Plaza	Fabyan Randall

(D)

The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

(E)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(F)

The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2005 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Sponsor in connection with our organization.

(G)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2005
(unaudited)

(H)

IARETI has ownership interests in LLC's which own the eight shopping centers in the Ahold Portfolio and Stop N Shop Hyde Park.  These entities are considered VIE's and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC's are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the twelve months ended December 31, 2006, the Interest expense included other financing interest expense of $3,649.

(I)

The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date
SBC Center	200,472	4.9950%	12/01/2035
Sherman Town Center	38,449	4.9500%	07/01/2014
Spring Town	7,629	4.8700%	01/01/2015
Eldridge Lakes	7,504	4.8800%	12/01/2014
CyFair Town Center	5,673	4.8300%	12/01/2014
Hyde Park Stop N Shop	8,100	5.2450%	02/01/2013
Lakewood Mall	11,715	6.0100%	04/01/2024
Paradise Shops of Largo	7,325	4.8800%	01/01/2011
Lakeview Technology Center I	14,470	4.9000%	02/01/2011
Triangle Mall	23,600	4.8300%	03/01/2011
Bridgeside Point	17,325	5.2000%	02/11/2011
Monadnock Marketplace	26,785	4.8800%	03/01/2013
Thermo Process Facility	8,201	5.2400%	03/11/2031
Southgate Apartments	10,725	5.4130%	05/01/2016
Shakopee Center	8,800	5.3000%	07/01/2011
Ahold Portfolio 1	41,456	5.1400%	08/11/2011
Ahold Portfolio 2	35,497	5.1700%	08/01/2013
Canfield Plaza	7,575	5.2200%	09/01/2013
Fabyan Randall	13,400	5.3750%	11/01/2013
Dulles	68,750	5.8510%	09/01/2016
IDS	161,000	5.0000%	01/10/2010
Bradley Portfolio (1)	227,430	6.1130%	11/01/2016
Bradley Portfolio (2)	10,500	5.6627%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
Lincoln Mall	33,835	5.0000%	09/01/2013

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2005
(unaudited)

(J)

Minority interests represents outside interests in MB REIT and is calculated as follows:

Income Allocation
Series A preferred	9,245
Series B preferred	16
Series B preferred	18,480
Common Stock owned by MD	(2,195)

Pro Forma Balance	25,546

Allocations of profit and loss are made first to series A, B and C preferred shareholders to equal their distributions and then to common shareholders in accordance with their ownership interest.

Pro forma adjustments to Minority interests represent adjustments for both audited and unaudited properties.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the Ahold Portfolio (collectively, “the Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post Effective Amendment No. 3 to Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Ahold Portfolio for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
June 5, 2006

Ahold Portfolio

Historical Summary of Gross Income and Direct Operating Expenses

For the Year Ended December 31, 2005 and Three Month Period Ending March 31, 2006 (unaudited)

	December 31, 2005	Three months ending March 31, 2006 (unaudited)

Gross income—
base rental income	$8,993,935	2,248,484

Direct operating expenses—
insurance expense	12,118	3,030

Excess of gross income over direct operating expenses	$8,981,817	2,245,454

See accompanying notes to historical summary of gross income and direct operating expenses.

Ahold Portfolio

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Year Ended December 31, 2005 and Three Month Period Ending March 31, 2006 (unaudited)

(1)

Business

Ahold Portfolio (collectively, “the Property”) is comprised of eight properties located in the following states; South Carolina, Rhode Island, Massachusetts, Connecticut, and New Jersey.  The Portfolio consists of approximately 547,000 square feet of gross leasable area and was 100% occupied at December 31, 2005. The Properties are leased by single tenants with triple-net leases. Inland American Real Estate Trust, Inc. (“IARETI”) intends to acquire an interest in the Property through a joint venture with Ceruzzi Holdings in the second quarter of 2006.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No. 3 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases.  In addition, all tenant leases are triple-net leases in which property operating expenses and real estate taxes and paid directly by the tenant.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $544,901 for the year ended December 31, 2005.

Minimum rents to be received from tenants under operating leases, which terms are 25 years each, as of December 31, 2005, are as follows:

Year
2006	$8,454,706
2007	8,721,282
2008	8,721,282
2009	8,721,282
2010	8,721,282
Thereafter	147,723,763

$191,063,597

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property.  As previously discussed, the leases are triple-net and all operating expenses and real estate taxes are paid directly by the tenants.  Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the Lincoln Mall (“the Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post Effective Amendment No. 3 to Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Lincoln Mall for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
June 9, 2006

Lincoln Mall

Historical Summary of Gross Income and Direct Operating Expenses

For the Year Ended December 31, 2005 and Three Month Period Ending March 31, 2006 (unaudited)

	December 31, 2005	Three months ending March 31, 2006 (unaudited)

Gross income:
Base rental income	$3,877,259	$1,163,375
Percentage rent	131,111	20,615
Operating expense, insurance, and real estate tax recoveries	2,191,892	830,732

Total gross income	6,200,262	2,014,722

Direct operating expenses:
Operating expenses	2,137,926	671,998
Insurance	217,950	191,102
Real estate taxes	670,364	59,936

Total direct operating expenses	3,026,240	923,036

Excess of gross income over direct operating expenses	$3,174,022	$1,091,686

See accompanying notes to historical summary of gross income and direct operating expenses.

Lincoln Mall

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Year Ended December 31, 2005 and Three Month Period Ending March 31, 2006 (unaudited)

(1)

Business

Lincoln Mall (“the Property”) is located in Lincoln, Rhode Island.  The Property consists of approximately 568,000  square feet of gross leasable area and was 91% occupied at December 31, 2005. The Properties is leased to a total of 40 tenants, of which 2 tenants accounted for approximately 33% of base rental revenue for the year ended December 31, 2005. Inland American Real Estate Trust, Inc. (“IARETI”) through its joint venture, Minto Builders (Florida), Inc. (MB REIT) acquired the Property on May 31, 2006 from LB Lincoln Mall Holdings, LLC, an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No. 3 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases.  The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  The Company recognized approximately $131,000 in contingent rental income for the year ending December 31, 2005.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $57,107 for the year ended December 31, 2005.

Minimum rents to be received from tenants under operating leases, with lease terms ranging from 5 to 19 years, as of December 31, 2005, are as follows:

Year
2006	$4,554,314
2007	4,552,651
2008	4,299,045
2009	4,154,952
2010	3,987,336
Thereafter	24,525,151

$46,073,449

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.  Management fees charged by the seller are included in operating expenses and in operating expense recoveries in the Historical Summary of Gross Income and Direct Operating Expenses. These management fees may not be comparable to management fees charged to the property by IARETI.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Southgate Apartments (“the Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland American Real Estate Trust, Inc., as descried in note 2.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Southgate Apartments for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
March 16, 2006

Southgate Apartments

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2005

For the year ended
December 31, 2005
Gross income:
Rental Income	$1,792,739
Fee Income	82,646
Other Income	119,554

Total gross income	1,994,939

Direct operating expenses:
Property Operating	304,987
Leasing and Office	181,068
Insurance	44,831
Payroll Expense	227,635
Professional Fees	21,743
Property Taxes	134,302

Total direct operating expenses	914,566

Excess of gross income over direct operating expenses	$1,080,373

See accompanying notes to historical summary of gross income and direct operating expenses.

Southgate Apartments

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2005

(1)

Business

Southgate Apartments (“the Property”) is located in Louisville, Kentucky.  The Property consists of 256 apartment units, 120 one bedroom units and 136 two bedroom units and was 97% occupied as if December 31, 2005. Inland American Real Estate Trust, Inc. (“IARETI”), through its joint venture, Minto Builders (Florida), Inc. (MB REIT), closed on the acquisition of the Property on March 2, 2006 from Southgate Group, LLC an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No. 2 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Summary of Significant Accounting Policy

Revenue Recognition

Apartment units are rented under lease agreements with terms of generally one year or less. Rental income is recognized when earned.  This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property.  Repairs and maintenance expenses are charged to operations as incurred.  Costs such as depreciation, amortization, interest expense, and management fees are excluded from the Historical Summary.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Canfield Plaza (“the Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland American Real Estate Trust, Inc., as descried in note 2.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Canfield Plaza for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
March 17, 2006

Canfield Plaza

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2005

For the year ended
December 31, 2005

Gross income:
Base rental income	$961,485
Operating expense, insurance, and real estate tax recoveries	232,503

Total gross income	1,193,988

Direct operating expenses:
Operating expenses	111,256
Insurance	9,603
Real estate taxes	140,345

Total direct operating expenses	261,204

Excess of gross income over direct operating expenses	$932,784

See accompanying notes to historical summary of gross income and direct operating expenses.

Canfield Plaza

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2005

(1)

Business

Canfield Plaza (“the Property”) is located in Canfield, OH.  The Property consists of approximately 101,000 square feet of gross leasable area and was approximately 88% occupied at December 31, 2005. The Property is leased to a total of 10 tenants, of which one tenant accounted for approximately 69% of base rental revenue for the year ended December 31, 2005.  Inland American Real Estate Trust, Inc. (“IARETI”), through its joint venture, Minto Builders (Florida), Inc. (MB REIT), expects to close on the acquisition of the Property in the second quarter of 2006 with Petrarca Corporation, an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No.2 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  There was no contingent rent earned for the year ended December 31, 2005.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments decreased base rental income by $4,396 for the year ended December 31, 2005.

Canfield Plaza

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2005

Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, as of December 31, 2005, are as follows:

Year
2006	$953,064
2007	854,655
2008	801,111
2009	778,916
2010	715,036
Thereafter	5,809,543

$9,912,325

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Shakopee Center (“the Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland American Real Estate Trust, Inc., as descried in note 2.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Shakopee Center for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
March 20, 2006

Shakopee Center

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2005

For the year ended
December 31, 2005

Gross income:
Base rental income	$1,160,092
Operating expense, insurance, and real estate tax recoveries	319,917

Total gross income	1,480,009

Direct operating expenses:
Operating expenses	170,802
Insurance	8,922
Real estate taxes	277,564

Total direct operating expenses	457,288

Excess of gross income over direct operating expenses	$1,022,721

See accompanying notes to historical summary of gross income and direct operating expenses.

Shakopee Center

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2005

(1)

Business

Shakopee Center (“the Property”) is located in Shakopee, MN.  The Property consists of approximately 103,000 square feet of gross leasable area and was 100% occupied at December 31, 2005. The Property is leased to a total of 2 tenants, which accounted for 100% of base rental revenue for the year ended December 31, 2005.  Inland American Real Estate Trust, Inc. (“IARETI”) through its joint venture, Minto Builders (Florida), Inc. (MB REIT), expects to close on the acquisition of the Property in the second quarter of 2006 with Continental Properties Company, Inc., an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No.2 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $217,000 for the year ended December 31, 2005.

Shakopee Center

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2005

Minimum rents to be received from tenants under operating leases, which terms are 16 and 21 years, as of December 31, 2005, are as follows:

Year
2006	$1,136,686
2007	1,188,851
2008	1,188,851
2009	1,188,851
2010	1,188,851
Thereafter	15,884,788

$21,776,878

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Dulles Executive Plaza I & II (“the Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post Effective Amendment No. 4 to Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Dulles Executive Plaza I & II for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
August 29, 2006

Dulles Executive Plaza I & II

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

	Six months ended June 30, 2006 (unaudited)	December 31, 2005

Gross income:
Base rental income	$3,945,798	$6,622,160
Operating expense, insurance, and real estate tax recoveries	559,538	1,167,048

Total gross income	4,505,336	7,789,208

Direct operating expenses:
Operating expenses	240,085	887,454
Insurance	46,513	112,096
Real estate taxes	408,307	712,890

Total direct operating expenses	694,905	1,712,440

Excess of gross income over direct operating expenses	$3,810,431	$6,076,768

See accompanying notes to historical summary of gross income and direct operating expenses.

Dulles Executive Plaza I & II

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

(1)

Business

Dulles Executive Plaza I & II (“the Property”) is located in Herndon, Virginia.  The Property consists of two buildings. Dulles I has approximately 190,000 square feet of gross leasable area and was 28% occupied at December 31, 2005.  Dulles II has approximately 190,000 square feet of gross leasable area and was 100% occupied at December 31, 2005. The Property is leased to a total of 7 tenants, of which 2 tenants accounted for approximately 66% of base rental revenue for the year ended December 31, 2005. Inland American Real Estate Trust, Inc. (“IARETI”) through its joint venture, Minto Builders (Florida), Inc. (MB REIT), acquired the Property on July 25, 2006 from Valley View Associates LP, an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No. 4 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Gross Income

The Property leases office space under various lease agreements with its tenants. All leases are accounted for as operating leases.  The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $233,051 for the year ended December 31, 2005.

Minimum rents to be received from tenants under operating leases, with lease terms ranging from 1 to 8 years, as of December 31, 2005, are as follows:

Year
2006	$8,681,662
2007	9,590,884
2008	9,214,378
2009	9,456,336
2010	9,714,724
Thereafter	8,606,696

$55,264,680

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.  Management fees were charged by a third party manager and are included in operating expense recoveries in the accompanying Historical Summary of Gross Income and Direct Operating Expenses. These management fees may not be comparable to management fees charged to the property by IARETI.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Hilliard Marketplace (“the Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post Effective Amendment No. 4 to Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Hilliard Marketplace for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
August 29, 2006

Hilliard Marketplace

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

	Six months ended June 30, 2006 (unaudited)	December 31, 2005

Gross income:
Base rental income	$663,977	$1,070,287
Operating expense, insurance, and real estate tax recoveries	124,000	149,138

Total gross income	787,977	1,219,425

Direct operating expenses:
Operating expenses	107,104	172,094
Insurance	2,983	9,526
Real estate taxes	57,117	86,745

Total direct operating expenses	167,204	268,365

Excess of gross income over direct operating expenses	$620,773	$951,060

See accompanying notes to historical summary of gross income and direct operating expenses.

Hilliard Marketplace

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

(1)

Business

Hilliard Marketplace (“the Property”) is located in Hilliard, Ohio.  The Property consists of one building. Hilliard Marketplace has approximately 107,583 square feet of gross leasable area, and was 93% occupied at December 31, 2005. The Property is leased to a total of 9 tenants, of which 4 tenants accounted for approximately 71% of base rental revenue for the year ended December 31, 2005. Inland American Real Estate Trust, Inc. (“IARETI”) through its joint venture, Minto Builders (Florida), Inc. (MB REIT) acquired the Property on July 11, 2006 from Continental/HR, LLC, an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No. 4 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Gross Income

The Property leases office space under various lease agreements with its tenants. All leases are accounted for as operating leases.  The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of these leases contain a provision for contingent rentals.  Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  There was no contingent rent earned for the year ended December 31, 2005.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $159,204 for the year ended December 31, 2005.

Minimum rents to be received from tenants under operating leases, with lease terms ranging from 1 to 8 years, as of December 31, 2005, are as follows:

Year
2006	$1,386,858
2007	1,496,101
2008	1,496,436
2009	1,477,535
2010	1,269,992
Thereafter	4,068,367

$11,195,289

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.  Management fees charged by the seller are included in operating expenses and in operating expense recoveries in the accompanying Historical Summary of Gross Income and Direct Operating Expenses. These management fees may not be comparable to management fees charged to the Property by IARETI.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Combined Historical Summary”) of Bradley Portfolio (“the Portfolio”) for the year ended December 31, 2005. This Combined Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post-Effective Amendment No. 4 to Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2.  It is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Bradley Portfolio for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
September 6, 2006

Bradley Portfolio

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

	Six months ended June 30, 2006 (unaudited)	December 31, 2005

Gross income:
Base rental income	$18,767,386	$37,294,171
Operating expense, insurance, and real estate tax recoveries	2,225,860	4,270,442

Total gross income	20,993,246	41,564,613

Direct operating expenses:
Operating expenses	869,059	1,693,508
Insurance	46,701	84,911
Real estate taxes	1,491,733	2,841,397
Interest expense	1,401,660	2,350,030

Total direct operating expenses	3,809,153	6,969,846

Excess of gross income over direct operating expenses	$17,184,093	$34,594,767

See accompanying notes to combined historical summary of gross income and direct operating expenses.

Bradley Portfolio

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

(1)

Business

Bradley Portfolio (collectively, “the Portfolio”) is comprised of thirty-three properties located in the following states; Illinois, Wisconsin, Indiana, Virginia, Pennsylvania, Colorado, South Carolina, North Carolina, Georgia, Texas, Michigan, Maryland, California, Ohio, and Arkansas.  The Portfolio consists of approximately 6,709,477 square feet of gross leasable area and was 100% occupied at December 31, 2005. Inland American Real Estate Trust, Inc. (“IARETI”) through its joint venture, Minto Builders (Florida), Inc. (MB REIT), expects to close on the acquisition of the Portfolio in the third quarter of 2006 with Bradley Associates Limited Partnership, an unaffiliated third party.

(2)

Basis of Presentation

The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to Form S-11 of IARETI and is not intended to be a complete presentation of the Portfolio’s revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Portfolio to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.  The Combined Historical Summary is presented on a combined basis since the Portfolio was acquired from the same seller.

All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the six months ended June 30, 2006.

(3)

Gross Income

The Portfolio leases space under various lease agreements with its tenants. All leases are accounted for as operating leases.  The leases include provisions under which the Portfolio is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $1,165,889 for the year ended December 31, 2005.

Minimum rents to be received from tenants under operating leases, with lease terms ranging from two to 17 years, as of December 31, 2005, are as follows:

Year
2006	$36,745,144
2007	37,435,366
2008	36,104,864
2009	34,750,060
2010	33,987,714
Thereafter	204,352,103

$383,375,251

Bradley Portfolio

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Portfolio. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, interest expense related to mortgage debt not assumed, certain real estate taxes which are the direct responsibility of the tenant and related recoveries, professional fees, and management fees are excluded from the Combined Historical Summary. These management fees may not be comparable to management fees charged to the Portfolio by IARETI.

One of the properties is subject to a ground lease with monthly payments, payable to an unaffiliated third party. The ground lease expires in 2057. The ground lease provides for increases in minimum rent payments over the term of the lease every five years based on a contingent rent inflator.  Minimum rents to be paid annually to the unaffiliated third party under the ground lease in effect at December 31, 2005, are $204,348.

(5)

Interest Expense

MB REIT will assume mortgage loans secured by 8822 S. Ridgeline Boulevard and 5568 W. Chester Rd. in connection with the portfolio acquisition.  For each loan, the terms are as follows:

Property	Original Balance	Balance as of December 31, 2005	Interest Rate	Origination Date	Maturity Date
8822 S. Ridgeline Boulevard	$ 10,500,000	$ 10,500,000	5.66%	September 19, 2005	October 1, 2025
5568 W. Chester Rd.	40,500,000	39,818,975	5.54%	January 13, 2005	February 1, 2013

Annual principal payments under the terms of the mortgage debt are as follows:

Year
2006	$779,716
2007	824,657
2008	866,036
2009	922,105
2010	975,254
Thereafter	45,951,207

$50,318,975

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of IDS Center (the Property) for the year ended December 31, 2005. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Post-Effective Amendment No. 4 to Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of IDS Center for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 6, 2006

IDS Center

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

	Six months ended June 30, 2006 (unaudited)	December 31, 2005

Gross income:
Base rental income	$9,381,812	$16,713,667
Operating expense, insurance, and real estate tax recoveries	7,070,170	11,274,743
Percentage rent	-	148,211
Other income	2,745,563	5,525,778

Total gross income	19,197,545	33,662,399

Direct operating expenses:
Operating expenses	5,777,319	11,844,527
Insurance	204,172	474,201
Real estate taxes	3,169,379	4,355,736
Interest expense	4,025,000	8,049,999

Total direct operating expenses	13,175,870	24,724,463

Excess of gross income over direct operating expenses	$6,021,675	$8,937,936

See accompanying notes to historical summary of gross income and direct operating expenses.

IDS Center

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

(1)

Business

IDS Center (the Property) is located in Minneapolis, Minnesota.  The Property contains approximately 1.4 million gross leasable square feet.  As of December 31, 2005, the property was 90% occupied, with approximately 1.2 million square feet leased to 126 tenants.  On August 17, 2006, Inland American Real Estate Trust, Inc (IARETI) through its joint venture, Minto Builders (Florida), Inc. (MB REIT) acquired a fee simple interest in the property from 80 South Eighth, L.L.C., an unaffiliated third party.  In connection with the transaction, MB REIT acquired ownership of approximately seventy-seven percent (77%) of the parking garage subject to a reciprocal easement agreement with the adjacent Marquette Hotel that includes a share of the income, expenses and capital expenditures of the parking garage.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the six months ended June 30, 2006.

(3)

Gross Income

The Property leases office space under various lease agreements with its tenants. All leases are accounted for as operating leases.  The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of the leases for retail space contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  The Property recognized approximately $148,000 in contingent rental income for the year ending December 31, 2005.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $980,683 for the year ended December 31, 2005.

Minimum rents to be received from tenants under operating leases, with lease terms ranging from 1 to 13 years, as of December 31, 2005, are as follows:

Year
2006	$16,614,906
2007	16,533,346
2008	15,635,900
2009	14,861,848
2010	14,262,875
Thereafter	46,260,642

$124,169,517

IDS Center

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, environmental remediation, and professional fees are excluded from the Historical Summary.   These management fees may not be comparable to management fees charged to the Property by IARETI.

(5)

Interest Expense

MB REIT assumed a mortgage loan secured by IDS Center in connection with the acquisition.  The mortgage had a balance as of $161,000,000 at December 31, 2005.  The mortgage loan bears a fixed interest rate of 5% and is payable in monthly installments of interest only through January 2010 when the loan matures.

Buckhorn Plaza

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and period from August 1, 2005

(Commencement of Operations) and December 31, 2005 (unaudited)

	Six months ended June 30, 2006 (unaudited)	For the period from August 1, 2005 (commencement of operations) through December 31, 2005 (unaudited)

Gross income:
Base rental income	$652,828	567,788
Operating expense, insurance, and real estate tax recoveries	137,429	158,283

Total gross income	790,257	726,071

Direct operating expenses:
Operating expenses	88,447	101,081
Insurance	44,050	35,696
Real estate taxes	13,777	7,150

Total direct operating expenses	146,274	143,927

Excess of gross income over direct operating expenses	$643,983	$582,114

Buckhorn Plaza

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and period from August 1, 2005

(Commencement of Operations) and December 31, 2005 (unaudited)

1.  Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2006 (unaudited) and period from August 1, 2005 (commencement of operations) and December 31, 2005 (unaudited) has been prepared from the operating statements provided by the owners of the property during that period and requires management of Buckhorn Plaza to make estimates and assumptions that affect the amounts of the revenues and expense during that period.  Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from August 1, 2005 (commencement of operations) to December 31, 2005.

Fabyan Randall

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year ended December 31, 2005 (unaudited)

	Six months ended June 30, 2006 (unaudited)	Year ended December 31, 2005 (unaudited)

Gross income:
Base rental income	$951,112	1,853,923
Operating expense, insurance, and real estate tax recoveries	269,949	523,700

Total gross income	1,221,061	2,377,623

Direct operating expenses:
Operating expenses	112,535	356,599
Insurance	143,084	146,040
Real estate taxes	6,947	6,739

Total direct operating expenses	262,566	509,378

Excess of gross income over direct operating expenses	$958,496	1,868,245

Fabyan Randall

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Six Month Period Ended June 30, 2006 (unaudited) and Year ended December 31, 2005 (unaudited)

1.  Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 1, 2006 (unaudited) and the year ended December 31, 2005 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Fabyan Randall to make estimates and assumptions that affect the amounts of the revenues and expense during that period.  Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2005.